Exhibit 99.2

 South Plains Financial  Fourth Quarter 2025  Earnings Presentation  January 26, 2026

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTS  This presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains”, “SPFI”, or the “Company”) and City Bank (“City Bank” or the “Bank”) may contain, forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, the expected impact of the proposed transaction between South Plains and BOH Holdings, Inc. (“BOH”) and on the combined entities’ operations, financial condition, and financial results; the businesses of South Plains and BOH may not be combined successfully, or such combination may take longer to accomplish than expected; the cost savings from the proposed transaction may not be fully realized or may take longer to realize than expected; operating costs, customer loss and business disruption following the proposed transaction, including adverse effects on relationships with employees, may be greater than expected; regulatory approvals of the proposed transaction may not be obtained, or adverse conditions may be imposed in connection with regulatory approvals of the proposed transaction; the BOH shareholders may not approve the proposed transaction; the impact on us and our customers of a decline in general economic conditions and any regulatory responses thereto; slower economic growth rates or potential recession in the United States and our market areas uncertainty or perceived instability in the banking industry as a whole; increased competition for deposits in our market areas among traditional and nontraditional financial services companies, and related changes in deposit customer behavior; the impact of changes in market interest rates, whether due to a continuation of the elevated interest rate environment or further reductions in interest rates and a resulting decline in net interest income; the lingering inflationary pressures, and the risk of the resurgence of elevated levels of inflation, in the United States and our market areas; the uncertain impacts of ongoing quantitative tightening and current and future monetary policies of the Board of Governors of the Federal Reserve System; changes in unemployment rates in the United States and our market areas; adverse changes in customer spending, borrowing and savings habits; declines in commercial real estate values and prices; a deterioration of the credit rating for U.S. long-term sovereign debt or the impact of uncertain or changing political conditions, including federal government shutdowns and uncertainty regarding United States fiscal debt, deficit and budget matters; cyber incidents or other failures, disruptions or breaches of our operational or security systems or infrastructure, or those of our third-party vendors or other service providers, including as a result of cyber-attacks; severe weather, natural disasters, acts of war or terrorism, geopolitical instability, domestic civil unrest or other external events, including as a result of the impact of the policies of the current U.S. presidential administration or Congress; the impacts of tariffs, sanctions, and other trade policies of the United States and its global trading counterparts and the resulting impact on the Company and its customers; competition and market expansion opportunities; changes in non-interest expenditures or in the anticipated benefits of such expenditures; the risks related to the development, implementation, use and management of emerging technologies, including artificial intelligence and machine learnings; potential costs related to the impacts of climate change; current or future litigation, regulatory examinations or other legal and/or regulatory actions; changes in accounting principles and standards, including those related to loan loss recognition under the current expected credit loss, or CECL, methodology; and changes in applicable laws regulations, or policies in the United States. Due to these and other possible uncertainties and risks, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized and readers are cautioned not to place undue reliance on the forward-looking statements contained in this presentation. Additional information regarding these factors and uncertainties to which South Plains’ business and future financial performance are subject is contained in South Plains’ most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations“ of such documents, and other documents South Plains files or furnishes with the SEC from time to time. Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by applicable law. All forward-looking statements, express or implied, herein are qualified in their entirety by this cautionary statement.   NON-GAAP FINANCIAL MEASURES  Management believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations and provide both management and investors a more complete understanding of the Company’s financial position and performance. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Non-GAAP financial measures have limitations as analytical tools, and investors should not consider them in isolation or as a substitute for analysis of the results or financial condition of the Company as reported under GAAP.   2  Numbers in this presentation may not sum due to rounding.

 Today’s Speakers   Curtis C. Griffith Chairman & Chief Executive Officer  Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979  Elected Chairman of the First State Bank of Morton board in 1984  Chairman of the Board of City Bank and the Company since 1993  Steven B. Crockett Chief Financial Officer & Treasurer  Appointed Chief Financial Officer in 2015  Previously Controller of City Bank and the Company for 14 and 5 years respectively  Began career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas  Cory T. Newsom President  Entire banking career with the Company focused on lending and operations  Appointed President and Chief Executive Officer of the Bank in 2008  Joined the Board in 2008  3

 Fourth Quarter and Full Year 2025 Highlights  4  Source: Company documents  Net interest margin is calculated on a tax-equivalent basis  Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP  Loans Held for Investment  (“HFI”) $3.14 B  Average Yield on Loans  6.79%  Net Income   $15.3 M  EPS - Diluted  $0.90  Net Interest Margin (1)  (“NIM”) 4.00%  Total Deposits  $3.87 B  Return on Average Assets (“ROAA”) 1.36%  Efficiency Ratio   61.02%  For the full year 2025, the Bank delivered diluted earnings per share of $3.44 as compared to $2.92 in 2024  Achieved full year 2025 loan growth of 2.9%, in line with the Company’s low-mid single digit guidance.  Net interest margin expanded 25 bps to 4.00% in the 4Q’25 as compared to 3.75% in the 4Q’24, largely driven by a 28 bps decline in the average cost of deposits   Ended 2025 with a full year ROAA of 1.33% and efficiency ratio of 62.32%  Tangible book value per share rose 14.4% to $29.05 at December 31, 2025, as compared to $25.40 at December 31, 2024  Announced a definitive merger agreement with BOH Holdings, Inc. on December 1, 2025, as South Plains strengthens its position in the fast-growing Houston MSA  Full Year 2025  Net Income   $58.5 M  EPS - Diluted  $3.44  Tangible Book Value   Per Share (2)  $29.05  Organic Loan Growth   2.9%  Total Assets  $4.48 B  ROAA 1.33%  Efficiency Ratio   62.32%  Fourth Quarter 2025

 Definitive Merger Announced with BOH Holdings  Building a Bank for the Future  Houston  Odessa  Austin  Midland  > 1.4%  Situated in the some of the highest growth markets in the country  Projected 5-Year Population CAGR  > 1.0%  TX  NM  Lubbock  Dallas  South Plains Branch  (24)  BOH Branch  (2)  5  Strengthens Position in Houston Market  Enhances a top-tier community banking presence in one of the fastest-growing major U.S. MSAs  Creates a more balanced, diversified Texas franchise  Expands SPFI’s commercial and private banking relationships across Houston and surrounding counties  11% accretive to EPS with tangible book value earnback under 3 years  Drives improved profitability metrics and enhances long-term shareholder value  Well-structured transaction providing attractive valuation and low execution risk  Financially Compelling Transaction  Preserves a shared focus on relationship-based client service  Provides leadership depth to support continued expansion across high-growth markets  Strong cultural compatibility ensuring smooth integration and sustained franchise momentum  Adds Key Talent With Aligned Community Values

 Loan Portfolio  4Q'25 Highlights  Loans HFI increased by $91 million, or 3.0% from 3Q'25, primarily due to organic loan growth in multi-family property loans, direct energy loans, and other commercial loans.   The average yield on loans was 6.79% for 4Q'25, compared to 6.92% for 3Q’25  Loan interest income for 3Q’25 2025 included $640 thousand in interest and fees recognized related to the resolution of credit workouts. This positively impacted the loan yield by 8 basis points during 3Q’25  There was a recovery of $1.7 million in interest during 2Q’25, related to a full repayment of a loan that had previously been on nonaccrual. This recovery positively impacted the loan yield by 23 basis points during 2Q’25  Total Loans HFI  $ in Millions  6  Source: Company documents

Attractive Markets Poised for Organic Growth

South Plains Financial, Inc.

Dallas / Ft. Worth

- ✓ Largest MSA in Texas and fourth largest in the nation
- ✓ Steadily expanding population that accounts for over 26% of the state's population
- ✓ Created the second most new jobs of any metro area in the U.S. in 2023
- ✓ Generated more than $613 billion in GDP in 2023 accounting for 31% of Texas' total GDP

Permian Basin

- ✓ The Permian Basin is the largest oil producing region in the U.S., spanning West Texas and southeastern New Mexico
- ✓ Current oil production of 6.3 million barrels per day, representing ~48.5% of total U.S. production
- ✓ Top operators in the region include ExxonMobil, Chevron, Pioneer Natural Resources, ConocoPhillips and EOG Resources

Houston

- ✓ Second largest MSA in Texas and fifth largest in the nation
- ✓ The 7th largest metro economy in the U.S.
- ✓ Would rank as the 23rd largest economy in the world with GDP of more than $550 billion in 2023
- ✓ Called the "Energy Capital of the World," the area also boasts the world's largest medical center and second busiest port in the U.S.

Lubbock

- ✓ 10th largest Texas city with a population exceeding 330,000 people
- ✓ Major industries in agribusiness, education, and trade, among others
- ✓ More than 55,000 college students with approximately 15,000 students entering the local workforce annually
- ✓ One of the fastest-growing cities in the U.S. in 2023

(1) Permian Basin Data from Oil Price API

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Major Metropolitan Market Loan Growth  4Q'25 Highlights  Loans HFI in our major metropolitan markets(1) was $1.03 billion during 4Q'25  Our major metropolitan market loan portfolio represents 32.7% of the Bank’s total loans HFI on December 31, 2025  Planned merger with BOH Holdings, Inc., the parent company of Bank of Houston, would allow expansion in the Houston market.  At September 30, 2025, Bank of Houston had approximately $633 million in loans  Will provide important scale in one of the fastest growing MSAs in the country  Total Metropolitan Market(1) Loans  $ in Millions  8  5.00%  Source: Company documents; S&P Capital IQ Pro  (1) The Bank defines its “major metropolitan markets” to include Dallas, Houston and El Paso, Texas

 Loan HFI Portfolio  Loan Mix  Loan Portfolio ($ in millions)     Commercial C&D  $  138.7  Residential C&D     227.4  CRE Owner/Occ.  419.0  Other CRE Non Owner/Occ.     568.9  Multi-Family     229.7  C&I     483.1  Agriculture     166.6  1-4 Family     589.8  Auto     259.2  Other Consumer     62.1        Total  $  3,144.5  Fixed vs. Variable Rate   9  Source: Company documents  Data as of December 31, 2025

 Non-Owner Occupied CRE Portfolio  10  Details  NOO CRE was 37.0% of total loans HFI, consistent with 37.1% at September 30, 2025  NOO CRE portfolio is made up of $796.3 million of income producing loans and $368.4 million of construction, acquisition, and development loans  Estimated weighted average LTV of income-producing NOO CRE was 55%  Office NOO CRE loans were 4.5% of total loans HFI and had a weighted average LTV of 58%  NOO CRE loans past due 90+ days or nonaccrual: 19 basis points of this portfolio  NOO CRE(1) Sector Breakdown  Source: Company documents  Data as of December 31, 2025  (1) Non-owner occupied commercial real estate (“NOO CRE”)  Property Type ($ in millions)     Income-producing:   Multi-family  $  229.7   Retail  183.3   Office     141.3   Industrial     142.1   Hospitality     42.2   Other     57.7  Construction, acquisition, and development:      Residential construction     100.1   Other     268.3        Total  $  1,164.7

 Indirect Auto Overview  11  Source: Company documents  Data as of December 31, 2025  (1) Credit score level most recently obtained  Credit At Origination  Credit At December 31, 2025 (1)   Over 94% of the portfolio was originated in the Super Prime or Prime categories, with 5% Near Prime, allowing for normal credit deterioration  Based on most recent current credit scores, over 87% of the portfolio is in the Super Prime or Prime categories, with 5% in Near Prime  The portfolio totaled $241.4 million, compared to $238.6 million at September 30, 2025  Strong credit quality in the sector, positioned for resiliency across economic cycles(1):  Super Prime Credit (>719): $165.2 million  Prime Credit (719-660): $46.3 million  Near Prime Credit (659-620): $13.5 million  Sub-Prime Credit (619-580): $7.2 million  Deep Sub-Prime Credit (<580): $9.2 million  Loans past due 30+ days: 19 bps of this portfolio  Non-car/truck (RV, boat, etc.) 1.0% of this portfolio

 Noninterest Income Overview  Noninterest Income  $ in Millions  4Q'25 Highlights  Noninterest income was $10.9 million for 4Q'25, compared to $11.2 million for 3Q’25  The decrease from the third quarter of 2025 was primarily due to a decrease of $185 thousand in mortgage banking revenues, mainly due to the typical seasonal decline in mortgage loans originated for sale during the fourth quarter   12  Source: Company documents

 Mortgage Banking Revenue  Mortgage Servicing Rights Adjustments  $ in Thousands  4Q'25 Highlights  The decrease of $1.0 million in mortgage banking revenues was mainly due to:  The typical Q4 seasonal decline in mortgage loan originated for sale – 8% from 3Q’25  A $260 thousand increase in the quarterly MSR FV adjustment as interest rates that effect the value were more consistent in 4Q’25 as compared to 3Q’25  In 4Q’25, MSR’s were written down by $665 thousand as compared to a write-down of $925 thousand in 3Q’25  13  Source: Company documents  Note: Mortgage servicing rights (“MSR”); Mortgage Banking Revenue (“MBR”); MSR Fair Value (“MSR FV”)     4Q'25  3Q'25  2Q'25  1Q'25  4Q'24  Mortgage Banking Revenue  $  2,390  2,575  3,606  2,113  4,955                       MSR FV Adj.  $  (665)  (925)  (156)  (1,585)  1,450                  MBR Excluding MSR FV Adj  $  3,055  3,500   3,762  3,698  3,505                 MSR FV Adj. QoQ Delta  $  260  (769)  1,429  (3,035)  3,510

 Diversified Revenue Stream  Twelve Months Ended December 31, 2025  Total Revenues  $212.8 million  Noninterest Income  $44.9 million  14  Source: Company documents

 Net Interest Income and NIM  Net Interest Income & NIM(1)   $ in Millions  4Q'25 Highlights  Net interest income (“NII”) was unchanged from 3Q’25 at $43.0 Million  4Q'25 NIM decreased 5 bps to 4.00% as compared to 4.05% in 3Q’25, however:  3Q’25 NIM was 3.99% when excluding one-time interest and fees due to credit workouts of $640 thousand  2Q’25 NIM was 3.90% when excluding a one-time interest recovery of $1.7 million  15  3.54%  Source: Company documents  (1) NIM is calculated on a tax-equivalent basis

 Deposit Portfolio  Total Deposits  $ in Millions  4Q'25 Highlights  Total deposits of $3.87 billion at 4Q'25, essentially unchanged from 3Q'25   Cost of interest-bearing deposits decreased to 2.75% in 4Q’25 from 2.87% in 3Q’25  Cost of deposits decreased 9 bps to 2.01% in 4Q’25 from 2.10% in 3Q'25  Noninterest-bearing deposits to total deposits were 26.4% at December 31, 2025, modestly down from 27.1% at September 30, 2025  16  Source: Company documents

 Granular Deposit Base & Ample Liquidity  Total Borrowing Capacity  $1.93 Billion  17  Total Deposit Base Breakdown  Average deposit account size is approximately $37 thousand  City Bank’s percentage of estimated uninsured or uncollateralized deposits is 27% of total deposits  City Bank had $1.93 billion of available borrowing capacity through the Federal Home Loan Bank of Dallas (“FHLB”) and the Federal Reserve Bank of Dallas (“FRB”)  No borrowings utilized from these sources during 4Q'25  Source: Company documents  Data as of December 31, 2025

 Credit Quality  4Q'25 Highlights  Credit Quality Ratios  Net Charge-Offs to Average Loans  ACL(1) to Total Loans HFI  18  Provision for credit losses of $1.8 million in 4Q'25, compared to $500 thousand in 3Q'25  The increase in provision for 4Q’25 as compared to 3Q’25 was largely attributable to organic loan growth in the quarter   Source: Company documents  Allowance for Credit Losses (“ACL”)

 Investment Securities  4Q'25 Highlights  Investment securities totaled $567.5 million, or 12.7% of total assets  All securities are classified as available for sale  All municipal bonds are in Texas; fair value hedges of $118 million  All MBS, CMO, and Asset Backed securities are U.S. Government or GSE  Duration of the securities portfolio was 6.35 years at December 31, 2025  Securities Composition  $552.4  million  Securities & Cash  $ in Millions  19  Source: Company documents  Data as of December 31, 2025

 Noninterest Expense and Efficiency  Noninterest Expense  $ in Millions  4Q'25 Highlights  Total noninterest expense was unchanged from 3Q’25  There was as an increase of $1.1 million in professional service expenses related primarily to consulting on technology projects and other initiatives  Largely offset by a decrease of $1.0 million in personnel expense based on lower incentive-based compensation expense  Efficiency ratio of 61.0% in 4Q'25 as compared to 60.7% in 3Q'25  Will continue to manage expenses to drive profitability  20  Source: Company documents

 Balance Sheet Growth and Development  Balance Sheet Highlights  $ in Millions  Tangible Book Value Per Share(1)  21  Source: Company documents  (1) Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP

 Strong Capital Base  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  22  Source: Company documents  Note: There was a decline in Total Capital at September 30, 2025 as a result of the redemption of $50 million in subordinated debt that was previously included in Tier 2 capital.  (1) Tangible common equity to tangible assets ratio is a non-GAAP measure. See appendix for the reconciliation of non-GAAP measures to GAAP      Tangible Common Equity to Tangible Assets Ratio(1)

 SPFI’s Core Purpose and Values Align Centered on Relationship-Based Business  Our Core Purpose is:   To use the power of relationships to help people succeed and live better  HELP ALL STAKEHOLDERS SUCCEED  Employees  great benefits and opportunities to grow and make a difference.  Customers  personalized advice and solutions to achieve their goals.  Partners  responsive, trusted win-win partnerships enabling both parties to succeed together.  Shareholders  share in the prosperity and performance of the Bank.  THE POWER OF RELATIONSHIPS  At SPFI, we build lifelong, trusted relationships so you know you always have someone in your corner that understands you, cares about you, and stands ready to help.   LIVE BETTER  We want to help everyone live better.   At the end of the day, we do what we do to help enhance lives. We create a great place to work, help people achieve their goals, and invest generously in our communities because there’s nothing more rewarding than helping people succeed and live better.   23

 Appendix  24

 Non-GAAP Financial Measures  25  Source: Company documents  $ in thousands, except per share data  For the quarter ended     December 31,  2025     September 30,  2025     June 30,  2025     March 31,  2025     December 31,  2024  Pre-tax, pre-provision income  Net income  $  15,254  $  16,318  $  14,605  $  12,294  $  16,497  Income tax expense  3,832  4,342  4,020  3,408  4,222  Provision for credit losses  1,775  500  2,500  420  1,200  Pre-tax, pre-provision income  $  20,861  $  21,160  $  21,125  $  16,122  $  21,919  As of      December 31,  2025     September 30,  2025     June 30,  2025     March 31,  2025     December 31,  2024  Tangible common equity                                            Total common stockholders’ equity  $  493,837     $  477,802     $  $ 454,074     $  $ 443,743     $  $ 438,949  Less:  goodwill and other intangibles     (20,448)        (20,580)        (20,732)        (20,884)        (21,035)                                               Tangible common equity  $  473,389     $  457,222     $  $ 433,342     $  $ 422,859     $  $ 417,914                                               Tangible assets                                            Total assets  $  4,480,500     $  4,479,437     $  $ 4,363,674     $  $ 4,405,209     $  $ 4,232,239  Less:  goodwill and other intangibles     (20,448)        (20,580)        (20,732)        (20,884)        (21,035)                                               Tangible assets  $  4,460,052     $  4,458,857     $  $ 4,342,942     $  $ 4,384,325     $  $ 4,211,204                                               Shares outstanding     16,293,577        16,247,839        16,230,475        16,235,647        16,455,826                                   Total stockholders’ equity to total assets     11.02%     10.67%     10.41%     10.07%     10.37%  Tangible common equity to tangible assets     10.61%     10.25%     9.98%     9.64%     9.92%  Book value per share  $  30.31  $  29.41  $  27.98  $  27.33  $  26.67  Tangible book value per share  $  29.05  $  28.14  $  26.70  $  26.05  $  25.40

 Additional Disclosures   Additional Information and Where to Find It  This communication is being made with respect to the proposed transaction involving South Plains and BOH. This material is not a solicitation of any vote or approval of the BOH shareholders and is not a substitute for the proxy statement/prospectus or any other documents that South Plains and BOH may send to their respective shareholders in connection with the proposed transaction. This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.  In connection with the proposed transaction involving South Plains and BOH, South Plains will file with the SEC a Registration Statement on Form S-4 (the “Registration Statement”) that will include a proxy statement for a special meeting of BOH’s shareholders to approve the proposed transaction and that will also constitute a prospectus for the shares of SPFI common stock that will be issued in the proposed transaction, as well as other relevant documents concerning the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISIONS, INVESTORS AND SHAREHOLDERS ARE URGED TO READ CAREFULLY THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/PROSPECTUS REGARDING THE PROPOSED TRANSACTION, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC AND ANY AMENDMENTS OR SUPPLEMENTS TO THOSE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. When final, BOH will mail the proxy statement/prospectus to its shareholders. Shareholders are also urged to carefully review and consider South Plains’ public filings with the SEC, including, but not limited to, its proxy statements, its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. Copies of the Registration Statement and proxy statement/prospectus and other filings incorporated by reference therein, as well as other filings containing information about South Plains, may be obtained, free of charge, as they become available at the SEC’s website at www.sec.gov. You will also be able to obtain these documents, when they are filed, free of charge, from South Plains at www.spfi.bank. Copies of the proxy statement/prospectus can also be obtained, when it becomes available, free of charge, by directing a request to South Plains Financial, Inc., 5219 City Bank Parkway, Lubbock, Texas 79408, Attention: Corporate Secretary, Telephone: 800-687-2265.  Participants in the Solicitation  South Plains, BOH and certain of their respective directors, executive officers and employees may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of BOH’s shareholders in connection with the proposed transaction. Information about South Plains’ directors and executive officers is available in its definitive proxy statement relating to its 2025 annual meeting of shareholders, which was filed with the SEC on April 9, 2025, and its Annual Report on Form 10-K for the year ended December 31, 2024, which was filed with the SEC on March 7, 2025, and other documents filed by South Plains with the SEC. Other information regarding the persons who may, under the SEC’s rules, be deemed to be participants in the solicitation of proxies of BOH’s shareholders in connection with the proposed transaction, and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus regarding the proposed transaction and other relevant materials to be filed with the SEC when they become available. Free copies of these documents may be obtained as described in the preceding paragraph. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions.     26